SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 28, 2001
               ------------------------------------------------
               Date of report (Date of earliest event reported)



                              Apco Argentina Inc.
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



Cayman Islands             0-8933                 (98-0199453)
--------------     ---------------------      ------------------
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)



                                 P.O. Box 2400
                             Tulsa, Oklahoma 74102
                           Telephone: (918)573-2164
         ------------------------------------------------------------
                   (Address of Principal Executive Offices)

Item 5.  Other Events.
         ------------




                  Apco Argentina Inc., a Cayman Islands corporation (the "Company") and Globex Energy, Inc., a Delaware corporation ("Globex") announced today that they have mutually terminated their previously announced merger agreement. A copy of the Termination Agreement and the press release announcing the termination are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits.
                  ----------------------------------


         (c)      Exhibits


                  99.1 Termination Agreement, dated as of De cember 28, 2001, by and among the Com pany, Apco Delaware, Inc., a Delaware corporation, and Globex.

                  99.2          Joint Press Release of the Company and
                                Globex







                                  Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2001


                                         APCO ARGENTINA INC.

                                         By:/s/ Suzanne Costin
                                            ----------------------------
                                             Name:  Suzanne Costin
                                             Title: Secretary






                                 EXHIBIT INDEX


Exhibit No.                         Description

99.1 Termination Agreement, dated as of December 28, 2001, by and among the Company, Apco Delaware, Inc., a Dela ware corporation, and Globex.

99.2                                Joint Press Release of the Company and
                                    Globex





                                                                 Exhibit 99.1

                             TERMINATION AGREEMENT

                  TERMINATION AGREEMENT, dated as of December 28, 2001 (this "Termination Agreement"), by and among Apco Argentina Inc., a Cayman Islands corporation ("Apco"), Apco Delaware, Inc., a Delaware corporation and a direct wholly-owned subsid iary of Apco ("Merger Sub"), and Globex Energy, Inc., a Dela ware corporation ("Globex").

                  WHEREAS, Apco, Merger Sub and Globex entered into an Agreement and Plan of Merger, dated as of April 5, 2001 (the "Merger Agreement");

                  WHEREAS, the Boards of Directors of Apco, Merger Sub and Globex deem it advisable and in the best interests of each corporation and its respective stockholders that the Merger Agreement be terminated;


                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Termination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:


                  1.       TERMINATION; CONFIDENTIAL INFORMATION.

                  (a) Apco, Merger Sub and Globex hereby acknowledge and agree that the Merger Agreement is terminated pursuant to Section 7.1(a) thereof effective as of the date hereof and that, as a result of such termination, none of Apco, Merger Sub or Globex (nor any of their respective directors or officers) shall have any further obligations or liabilities owing to the others in connection with or arising out of the Merger Agree ment or its termination except as specifically set forth in Section 7.2 of the Merger Agreement.
                  (b) Any Confidential Information and any work papers, memoranda or other writings prepared by a party or its Representatives derived from or incorporating any Confidential Information will continue to be subject to the terms of Section 5.3 of the Merger Agreement.


                  2.       RELEASE.

                  (a) Effective as of the date hereof, each of Apco and Merger Sub hereby releases and discharges, absolutely and forever, any and all claims, causes of action, losses, damages and liabilities of each and every kind ("Claims") Apco or Merger Sub has had prior to the date hereof, directly or indirectly, against Globex or any of Globex's Representatives, shareholders, subsidiaries or other affiliates, arising out of or relating to any breach of or default under the Merger Agreement by Globex on or prior to the date hereof.

                  (b) Effective as of the date hereof, Globex hereby releases and discharges, absolutely and forever, any and all Claims Globex has had prior to the date hereof, directly or indirectly, against Apco or Merger Sub or any of Apco's or Merger Sub's Representatives, shareholders, subsidiaries or other affiliates, arising out of or relating to any breach of or default under the Merger Agreement by Apco or Merger Sub on or prior to the date hereof.

                            3. GENERAL PROVISIONS.

                  (a) All defined terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agree ment.

                  (b) This Termination Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

                  (c) This Termination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that the parties need not sign the same counterpart.



                  IN WITNESS WHEREOF, Apco, Merger Sub and Globex have caused this Termination Agreement to be signed by their respec tive officers thereunto duly authorized, all as of the date first written above.

                                  APCO ARGENTINA INC.



                                  By: /s/ Randy Barnard
                                      ---------------------------
                                      Name:  Randy Barnard
                                      Title: Chief Executive
                                            Officer and President


                                  APCO DELAWARE, INC.



                                  By: /s/ Thomas Bueno
                                      ----------------------------
                                      Name:  Thomas Bueno
                                      Title: Controller and
                                             Chief Accounting Officer



                                  GLOBEX ENERGY, INC.



                                  By: /s/ L. Gene Kornegay
                                      ----------------------------
                                      Name:  L. Gene Kornegay
                                      Title: Chief Operating Officer









                                                                 Exhibit 99.2


Nasdaq:      APAGF

Date:        December 28, 2001


Contact:     Julie Gentz                             Tom Bueno
             Apco (media relations)                  Apco (investor relations)
             (918) 573-3053                          (918) 573-2164
             julie.gentz@williams.com                tom.bueno@williams.com



                  Apco and Globex Terminate Merger Agreement

TULSA, Okla. - Apco Argentina Inc. (NASDAQ: APAGF) and Globex Energy Inc. announced today the companies have mutually termi nated their merger agreement. The two companies had expected to close the merger by the end of the year. "Following a re- evaluation of the terms of the agreement under existing circum stances, Apco and Globex mutually agreed to terminate the merger," said Randy Barnard, Apco's chief executive officer. "Although the merger with Globex will not be completed," he continued, "Apco's business remains strong and we will continue to consider acquisitions meeting our strategic and financial goals."

Apco Argentina Inc. is an oil and gas exploration and produc tion company with interest in three oil and gas concessions in Argentina. Its principal business is a combination of direct and indirect interests totaling 47.64 percent in a joint venture engaged in exploration, development, and production in the Entre Lomas concession located in the provinces of Rio Negro and Neuquen in southwest Argentina.

GLOBEX is a privately owned international oil and gas company engaged in exploration, development and production in Austra lia, Equatorial Guinea, and Cameroon.


                                      ###


This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic, business, competitive market and regulatory factors. These factors are described in APCO's Annual and Quarterly Reports on Forms 10-K and 10-Q. Copies of such reports may be obtained from Apco or reviewed on the SEC's EDGAR system at www.sec.gov.

APCO and GLOBEX have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the SEC. WE URGE INVESTORS TO READ THE JOINT PROXY STATE MENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website (http://www.sec.gov). In addition, documents filed with the SEC by APCO may be obtained free of charge by contacting APCO Argentina Inc., P.O. Box 2400, Tulsa, Oklahoma 74102. Attention: Tom Bueno (tel.:918-573-2164).

APCO and its directors and executive officers may be deemed to be participants in the solicitation of proxies from APCO's stockholders. The directors and executive officers of APCO include: Randy Barnard, John H. Williams, Robert J. LaFortune, Steve J. Malcolm, and Thomas Bueno. Collectively, as of Decem ber 31, 2000, the directors and executive officers of APCO beneficially owned less than one percent of the outstanding ordinary shares of APCO. Stockholders may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus.